RESULTS OF SHAREHOLDER VOTING (UNAUDITED)

A special meeting of shareholders of the Fund was held on October 29th 2003, at which shareholders voted on and approved the proposals presented at the meeting. The proxy with respect to this meeting, dated September 8, 2003, provides a more comprehensive discussion of the proposals. The following were the results of the vote:
 S&P 500 Index Fund Proposal
1. To approve a new investment sub-advisory agreement with World Asset Management on behalf of the Fund.
2. To grant permission to E*TRADE Asset Management, Inc. ("ETAM") and the Trust to enter into and materially change sub-advisory agreements without obtaining shareholder approval.
3. To approve a new investment advisory agreement with ETAM on behalf of the Fund.
4. To approve a proposal to change the Fund's investment objective from fundamental to non-fundamental.
5. To approve a proposal to change the Fund's fundamental investment policies with respect to:
a.  Industry Concentration.
b.  Diversification.
c.  Borrowing Money.
d.  Issuing Senior Securities.
e.  Lending.
f.  Underwriting.
g.  Investments in Real Estate.
h.  Investments in Commodities and Commodity Contracts.





RESULTS OF SHAREHOLDER VOTING (UNAUDITED)

A special meeting of shareholders of the Fund was held on October 29th 2003, at which shareholders voted on and approved the proposals presented at the meeting. The proxy with respect to this meeting, dated September 8, 2003, provides a more comprehensive discussion of the proposals. The following were the results of the vote:
 Russell 2000 Index Fund Proposal
1. To approve a new investment sub-advisory agreement with World Asset Management on behalf of the Fund.
2. To grant permission to E*TRADE Asset Management, Inc. ("ETAM") and the Trust to enter into and materially change sub-advisory agreements without obtaining shareholder approval.
3. To approve a new investment advisory agreement with ETAM on behalf of the Fund.
4. To approve a proposal to change the Fund's investment objective from fundamental to non-fundamental.
5. To approve a proposal to change the Fund's fundamental investment policies with respect to:
a.  Industry Concentration.
b.  Diversification.
c.  Borrowing Money.
d.  Issuing Senior Securities.
e.  Lending.
f.  Underwriting.
g.  Investments in Real Estate.
h.  Investments in Commodities and Commodity Contracts.





RESULTS OF SHAREHOLDER VOTING (UNAUDITED)

A special meeting of shareholders of the Fund was held on October 29th 2003, at which shareholders voted on and approved the proposals presented at the meeting. The proxy with respect to this meeting, dated September 8, 2003, provides a more comprehensive discussion of the proposals. The following were the results of the vote:
 Technology Fund Proposal
1. To approve a new investment sub-advisory agreement with World Asset Management on behalf of the Fund.
2. To grant permission to E*TRADE Asset Management, Inc. ("ETAM") and the Trust to enter into and materially change sub-advisory agreements without obtaining shareholder approval.
3. To approve a new investment advisory agreement with ETAM on behalf of the Fund.
4. To approve a proposal to change the Fund's investment objective from fundamental to non-fundamental.
5. To approve a proposal to change the Fund's fundamental investment policies with respect to:
a.  Industry Concentration.
b.  Diversification.
c.  Borrowing Money.
d.  Issuing Senior Securities.
e.  Lending.
f.  Underwriting.
g.  Investments in Real Estate.
h.  Investments in Commodities and Commodity Contracts.








RESULTS OF SHAREHOLDER VOTING (UNAUDITED)

A special meeting of shareholders of the Fund was held on October 29th 2003, at which shareholders voted on and approved the proposals presented at the meeting. The proxy with respect to this meeting, dated September 8, 2003, provides a more comprehensive discussion of the proposals. The following were the results of the vote:
 International Index Fund Proposal
1. To approve a new investment sub-advisory agreement with World Asset Management on behalf of the Fund.
2. To grant permission to E*TRADE Asset Management, Inc. ("ETAM") and the Trust to enter into and materially change sub-advisory agreements without obtaining shareholder approval.
3. To approve a new investment advisory agreement with ETAM on behalf of the Fund.
4. To approve a proposal to change the Fund's investment objective from fundamental to non-fundamental.
5. To approve a proposal to change the Fund's fundamental investment policies with respect to:
a.  Industry Concentration.
b.  Diversification.
c.  Borrowing Money.
d.  Issuing Senior Securities.
e.  Lending.
f.  Underwriting.
g.  Investments in Real Estate.
h.  Investments in Commodities and Commodity Contracts.